Exhibit 32

SECTION 1350 CERTIFICATION

The undersigned certify that:

(1)     The accompanying Quarterly Report on Form 10-Q for the period ended June 30, 2013, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     The information contained in the accompanying Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 7, 2013	/s/ Glen P. Dall
Glen P. Dall
President Chief Executive Officer
(principal executive officer)

Date: August 7, 2013	/s/ John C. Gonsior
John C. Gonsior
Vice President, Finance and
Chief Financial Officer
(principal financial officer)